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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 1, 1997



                             INTERPORE INTERNATIONAL
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             (Exact name of registrant as specified in its charter)


      California                     0-22958                     95-3043318
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      (State of              (Commission File Number)           (IRS Employer
    Incorporation)                                           Identification No.)


                 181 Technology Drive, Irvine, California 92618
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               (Address of principal executive offices) (Zip Code)

                                 (714) 453-3200
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              (Registrant's telephone number, including area code)


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          (former name or former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets.
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         On May 1, 1997, Interpore International (the "Company") sold certain assets of Interpore Dental, Inc., a wholly-owned subsidiary of the Company, to Steri-Oss, Inc., a privately-held corporation located in Yorba Linda, California. Interpore's dental business consisted primarily of titanium dental implants and accessories for partially and totally toothless patients. The Company received cash in the amount of $1.5 million at the Closing and a deferred cash payment of up to $1.5 million, subject to certain price and indemnification adjustments, is due in January 1998. The purchase price was arrived at as a result of arms-length negotiations between the parties. The Company anticipates that the transaction will generate a one-time loss, which will be recorded in the second quarter of 1997.

         Pursuant to a distribution agreement entered into in connection with the sale, Interpore has agreed to manufacture and provide its Interpore 200(R) bone void filler for worldwide distribution by Steri-Oss in the oral/maxillofacial market.

Item 7.  Financial Statements and Exhibits.
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         (b)      Pro Forma Financial Information

                  It is impracticable to provide the required pro forma information at the time of filing of this report. The required pro forma financial information will be filed within 60 days.

         (c)      Exhibits

                   2. Asset Purchase Agreement, dated as of April 18, 1997, between Steri-Oss, Inc. and Interpore Dental, Inc.

                  99.    Text of Press Release, dated May 2, 1997.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 14, 1997

                                           INTERPORE INTERNATIONAL



                                           By: /s/ RICHARD L. HARRISON
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                                               Name:  Richard L. Harrison
                                               Title: Chief Financial Officer


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                                  EXHIBIT INDEX

          2. Asset Purchase Agreement, dated as of April 18, 1997, between Steri-Oss, Inc. and Interpore Dental, Inc.

         99.      Text of Press Release, dated May 2, 1997.


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